Victory Funds

Supplement dated April 7, 2017

to the Prospectus dated November 18, 2016 (“Prospectus”)

The Prospectus is revised to reflect additional information about sales charge reductions and waivers with respect to Class A and Class C shares of the Victory Funds covered by this Prospectus (each a “Fund”).

1.              For each Fund, the following is added to the paragraph under “Fund Fees and Expenses of the Fund” in the Fund Summaries in the Prospectus:

More information about sales charge discounts and other discounts available through certain financial intermediaries is also available in Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries of the Fund’s Prospectus.

2.              The last sentence of footnote 2 in the section “Choosing a Share Class — Summary of Share Classes” found on Page 208 of the Prospectus is revised to read:

See Contingent Deferred Sales Charge (CDSC) Reductions and Waivers for Class A and Class C Shares and Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.

3.              The following is added after the first paragraph in the section “Types of Shares Available — Class A Shares” found on Page 209 of the Prospectus:

The availability of a sales charge reduction or waiver discussed below will depend upon whether you purchase your shares directly from the Fund or through a financial intermediary. In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. Different intermediaries may impose different sales loads. These variations are included in Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. Except with respect to the intermediaries specified in Appendix A, all Class A shares are subject to the terms stated herein. In order to obtain waivers and discounts that are not available through your intermediary, you will have to purchase Fund shares directly from the Fund or through another intermediary.

4.              The following sub-bullet points are added to the sixth enumerated paragraph in the section “Types of Shares Available — Class A Shares” found on Page 211 of the Prospectus:

k. Purchases by CMS Energy employees participating in a Victory prototype Roth IRA plan by way of payroll deduction from CMS Energy.

l. Individuals who reinvest the proceeds of redemptions from Class I or Class Y shares of a Victory Fund within 60 days of redemption.

5.              The following section is added after the section “Types of Shares Available — Class A Shares” on Page 211 of the Prospectus:

Contingent Deferred Sales Charge (CDSC) for Class A Shares

A contingent deferred sales charge (CDSC) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within twelve months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions.

More information is available in Contingent Deferred Sales Charge (CDSC) Reductions and Waivers for Class A and Class C Shares and Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. All Class A purchases are subject to the terms described herein except for those purchases made through the intermediaries specified in Appendix A.

6.              The following is added at the end of the section “Types of Shares Available —  Class C Shares” on Page 212 of the Prospectus:

More information is available in Contingent Deferred Sales Charge (CDSC) Reductions and Waivers for Class A and Class C Shares and Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.

7.              The following is added at the end of the section “Types of Shares Available” on Page 213 of the Prospectus:

Contingent Deferred Sales Charge (CDSC) Reductions and Waivers for Class A and Class C Shares

No CDSC is imposed on redemptions of Class A and Class C shares in the following circumstances:

1. To the extent that the shares redeemed:

a.              are no longer subject to the holding period for such shares;

b.              resulted from reinvestment of distributions; or

c.               were exchanged for shares of another Victory Fund as allowed by the Prospectus, provided that the shares acquired in such exchange or subsequent exchanges will continue to remain subject to the CDSC, if applicable, calculated from the original date of purchase until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first;

2. Following the death or post-purchase disability of:

a.              a registered shareholder on an account; or

b.              a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

3. Distributions from individual retirement accounts, Section 403(b), Section 457 and Section 401 qualified plans, where redemptions result from:

a.              required minimum distributions with respect to that portion of such contributions that does not exceed 12% annually;

b. tax free returns of excess contributions or returns of excess deferral amounts;

c. distributions on the death or disability of the account holder;

d. distributions for the purpose of a loan or hardship withdrawal from a participant plan balance; or

e. distributions as a result of separation of service;

4. Distributions as a result of a Qualified Domestic Relations Order or Domestic Relations Order required by a court settlement;

5. In instances where the investor’s dealer or institution waived its commission in connection with the purchase and notifies the Distributor prior to the time of investment;

6. When the redemption is made as part of a Systematic Withdrawal Plan (including dividends), up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established; or

7. Participant-initiated distributions from employee benefit plans or participant-initiated exchanges among investment choices in employee benefit plans.

8.              The following Appendix A is added following the Financial Highlights of the Prospectus:

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through

Certain Intermediaries

The availability of certain initial and contingent deferred sales charge reductions and waivers may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. The following information about variations in sales charge reductions and waivers is applicable only to investors who purchase Fund shares through a Merrill Lynch platform or account.

In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive those reductions and waivers.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or through a 529 Plan

Shares purchased through a Merrill Lynch affiliated investment advisory program

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

Employees and registered representatives of Merrill Lynch or its affiliates and their family members

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on A and C Shares available at Merrill Lynch

Death or disability of the shareholder

Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

Return of excess contributions from an IRA Account

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

Shares acquired through a right of reinstatement

Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in this prospectus.

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.